                                                                   Exhibit 99.1


                                [GRAPHIC OMITTED]


                       FOR IMMEDIATE RELEASE/JULY 17, 2000


             Una S. Ryan, Ph.D.           Avery W. CatlinFOR MEDIA:
       President and CEO Chief Financial OfficerJoan Kureczka/Jesse Fisher
AVANT Immunotherapeutics, Inc. AVANT Immunotherapeutics, Inc .J. Kureczka Associates
                   (781) 433-0771(781) 433-0771(415) 821-2413
                   INFO@AVANTIMMUNE.COM           JKURECZKA@AOL.COM




                 AVANT ANNOUNCES $36.5 MILLION PRIVATE PLACEMENT


NEEDHAM, MA (JULY 17, 2000): AVANT Immunotherapeutics, Inc. (Nasdaq: AVAN) announced today the closing of a private placement of approximately 4.65 million shares of AVANT common stock at $7.85 per share for a total amount of approximately $36.5 million. The offering price per share represents a 7.6% discount to the closing price of AVANT's shares on Friday, July 14, 2000. PaineWebber Incorporated served as the exclusive placement agent for the offering that included selected leading U.S. and European institutional investors.

AVANT expects to use the proceeds from this financing to complete the clinical development of its complement inhibitor, TP10, in infants undergoing cardiac surgery, to manufacture commercial grade quantities of TP10, to initiate Phase II clinical trials of TP10 for adult cardiac surgery and for general working capital purposes.

"This financing provides the resources to reach commercial launch of TP10 for pediatric cardiac surgery," said Una S. Ryan, Ph.D., President and Chief Executive Officer of AVANT Immunotherapeutics. "Further, it allows us to accelerate clinical development of our CETi-1 vaccine program for cholesterol management."

AVANT Immunotherapeutics, Inc. is engaged in the discovery, development and commercialization of products that harness the human immune response to prevent and treat disease. The company's most advanced therapeutic program focuses on compounds with the potential to inhibit inappropriate activation of


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   119 FOURTH AVENUE NEEDHAM, MA 02194-2725 USA 781-433-0771 FAX 781-433-0262
                               WWW.AVANTIMMUNE.COM

AVANT ANNOUNCES $36.5 MILLION PRIVATE PLACEMENT
JULY 17, 2000
Page 6

the complement cascade, a vital part of the body's immune defense system. AVANT is also developing on its own a proprietary therapeutic vaccine for the management of atherosclerosis, and Therapore-TM-, a novel system for the delivery of immunotherapeutics for chronic viral infections and certain cancers. The company and its collaborators are developing vaccines using the proprietary adjuvants, Adjumer and Micromer, for the prevention of Lyme disease and respiratory syncytial virus (RSV). Through additional collaborations, AVANT is also developing an oral human rotavirus vaccine and an oral cholera vaccine.

Additional information on AVANT Immunotherapeutics, Inc. can be obtained through our site on the World Wide Web: HTTP://WWW.AVANTIMMUNE.COM.

THE SECURITIES DESCRIBED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES EXCEPT PURSUANT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OF THE UNITED STATES, AS AMENDED, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. ANY PUBLIC OFFERING OF SECURITIES TO BE MADE IN THE UNITED STATES WILL BE MADE BY MEANS OF A PROSPECTUS THAT MAY BE OBTAINED FROM THE COMPANY AND THAT WILL CONTAIN DETAILED INFORMATION ABOUT THE COMPANY AND MANAGEMENT, AS WELL AS FINANCIAL STATEMENTS.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WHICH REFLECT AVANT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. INVESTORS SHOULD NOT RELY ON FORWARD-LOOKING STATEMENTS BECAUSE THEY ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF TP10, THE CETI-1 VACCINE AND OTHER PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRECLINICAL AND CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING ANIMAL, PRE-CLINICAL AND CLINICAL STUDIES; (3) CHANGES IN EXISTING AND POTENTIAL RELATIONSHIPS WITH CORPORATE COLLABORATORS; (4) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (5) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (6) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; (7) THE ABILITY TO RETAIN CERTAIN MEMBERS OF MANAGEMENT; AND (8) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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